As filed with the Securities and Exchange Commission on December 23, 2010
Registration No. 333-171001

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 2
to

Form S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

EVERGREEN SOLAR, INC.
(Exact name of Registrant as specified in its charter)

Delaware	3674	04-3242254
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

138 Bartlett Street
Marlboro, Massachusetts 01752
(508) 357-2221
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Michael El-Hillow
President and Chief Executive Officer
Evergreen Solar, Inc.
138 Bartlett Street
Marlboro, Massachusetts 01752
(508) 357-2221
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

John R. Utzschneider, Esq. J.Q. Newton Davis, Esq. Bingham McCutchen LLP One Federal Street Boston, Massachusetts 02110 (617) 951-8000	Christian M. Ehrbar, Esq. General Counsel and Corporate Secretary Evergreen Solar, Inc. 138 Bartlett Street Marlboro, Massachusetts 01752 (508) 357-2221	John A. Fore, Esq. Wilson Sonsini Goodrich & Rosati, Professional Corporation 650 Page Mill Road Palo Alto, California 94304 (650) 493-9300

Approximate date of commencement of proposed sale to the public:  As soon as practicable after the effectiveness of this registration statement.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☑	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note

This Amendment No. 2 to the Registration Statement is being filed solely for the purpose of filing Exhibits 1.1, 4.2, 4.3, 4.4, 4.5 and 4.6 to the Registration Statement and does not otherwise modify the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 21.	EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(a) Exhibits

Exhibit
Number	Description

1.1	Form of Dealer Manager Agreement*
3.1	Third Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form S-1/A, filed with the Commission on October 3, 2000, File No. 333-43140)
3.2	Certificate of the Powers, Designations, Preferences and Rights of the Series A Convertible Preferred Stock of the Registrant (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-8, filed with the Commission on June 9, 2003, File No. 333-105963)
3.3	Certificate of Amendment of Third Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the Commission on December 14, 2009, File No. 000-31687)
3.4	Second Amended and Restated By-laws (incorporated by reference to Exhibit 3.4 to the Company’s Registration Statement on Form S-1/A, filed with the Commission on October 3, 2000, File No. 333-43140)
3.5	Amendment No. 1 to Second Amended and Restated By-laws (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the Commission on February 5, 2009, File No. 000-31687)
4.1	Form of Indenture for Subordinated Debt Securities**
4.2	Form of First Supplemental Indenture for New 4% Notes*
4.3	Form of Global New 4% Note (included in Exhibit 4.2)*
4.4	Form of First Supplemental Indenture for Existing 13% Notes*
4.5	Form of Indenture for New 7.5% Notes*
4.6	Form of Global New 7.5% Note (included in Exhibit 4.5)*
5.1	Legal Opinion of Bingham McCutchen LLP**
8.1	Tax Opinion of Bingham McCutchen LLP**
12.1	Statement re: computation of ratio of earnings to fixed charges**
21.1	List of Subsidiaries (incorporated by reference to Exhibit 21.1 to the Company’s Registration Statement on Form S-3, filed with the Commission on May 13, 2010, File No. 333-166777)
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm**
23.2	Consent of Deloitte & Touche GmbH, Independent Registered Public Accounting Firm**
23.3	Consent of Bingham McCutchen LLP (included in Exhibit 5.1 and Exhibit 8.1)**
24.1	Power of Attorney (incorporated herein by reference to page II-4 of this Registration Statement as filed with the SEC on December 6, 2010)**
25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of U.S. Bank National Association for the Indenture for New 7.5% Notes**
99.1	Form of Letter of Transmittal and Consent**
99.2	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees**
99.3	Form of Letter to Clients**

*	Filed herewith

**	Previously filed

II-1

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Marlboro, Commonwealth of Massachusetts, on December 23, 2010.

Evergreen Solar, Inc.

By:	*
Name:     Michael El-Hillow

Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Michael El-Hillow		President, Chief Executive Officer and Director (Principal Executive Officer)	December 23, 2010

/s/ Paul Kawa Paul Kawa		Interim Chief Financial Officer (Principal Financial and Accounting Officer)	December 23, 2010

* Edward C. Grady		Chairman of the Board	December 23, 2010

* Tom L. Caldwell		Director	December 23, 2010

* Allan H. Cohen		Director	December 23, 2010

* Dr. Peter W. Cowden		Director	December 23, 2010

* Dr. Susan F. Tierney		Director	December 23, 2010

*By:	/s/ Christian M. Ehrbar Christian M. Ehrbar Attorney-in-fact

II-2

EXHIBIT INDEX

(a) Exhibits

Exhibit
Number	Description

1.1	Form of Dealer Manager Agreement*
3.1	Third Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form S-1/A, filed with the Commission on October 3, 2000, File No. 333-43140)
3.2	Certificate of the Powers, Designations, Preferences and Rights of the Series A Convertible Preferred Stock of the Registrant (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-8, filed with the Commission on June 9, 2003, File No. 333-105963)
3.3	Certificate of Amendment of Third Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the Commission on December 14, 2009, File No. 000-31687)
3.4	Second Amended and Restated By-laws (incorporated by reference to Exhibit 3.4 to the Company’s Registration Statement on Form S-1/A, filed with the Commission on October 3, 2000, File No. 333-43140)
3.5	Amendment No. 1 to Second Amended and Restated By-laws (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the Commission on February 5, 2009, File No. 000-31687)
4.1	Form of Indenture for Subordinated Debt Securities**
4.2	Form of First Supplemental Indenture for New 4% Notes*
4.3	Form of Global New 4% Note (included in Exhibit 4.2)*
4.4	Form of First Supplemental Indenture for Existing 13% Notes*
4.5	Form of Indenture for New 7.5% Notes*
4.6	Form of Global New 7.5% Note (included in Exhibit 4.5)*
5.1	Legal Opinion of Bingham McCutchen LLP**
8.1	Tax Opinion of Bingham McCutchen LLP**
12.1	Statement re: computation of ratio of earnings to fixed charges**
21.1	List of Subsidiaries (incorporated by reference to Exhibit 21.1 to the Company’s Registration Statement on Form S-3, filed with the Commission on May 13, 2010, File No. 333-166777)
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm**
23.2	Consent of Deloitte & Touche GmbH, Independent Registered Public Accounting Firm**
23.3	Consent of Bingham McCutchen LLP (included in Exhibit 5.1 and Exhibit 8.1)**
24.1	Power of Attorney (incorporated by reference to page II-4 of this Registration Statement as filed with the SEC on December 6, 2010)**
25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of U.S. Bank National Association for the Indenture for New 7.5% Notes**
99.1	Form of Letter of Transmittal and Consent**
99.2	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees**
99.3	Form of Letter to Clients**

*	Filed herewith

**	Previously filed